Exhibit 10.2
CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT
     THIS CONSENT AND SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 15, 2010, but effective as of the Effective Date (as hereinafter defined) other than Section 2(c) of this Amendment which is made effective as of September 30, 2009, is entered into by and among PARKER DRILLING COMPANY, a Delaware corporation (the “Borrower”), each lender from time to time party to the Credit Agreement defined below (collectively, the “Lenders” and individually, a “Lender”), BANK OF AMERICA, N.A., as Administrative Agent and an L/C Issuer, and ABN AMRO BANK N.V., as Documentation Agent.
W I T N E S S E T H:
     WHEREAS, the Borrower, the Lenders, the L/C Issuers, the Administrative Agent, the Syndication Agent and the Documentation Agent have entered into that certain Credit Agreement, dated as of May 15, 2008, by and among the Borrower, the Lenders, the L/C Issuer, the Administrative Agent, the Syndication Agent and the Documentation Agent, as amended by that certain Amendment to Credit Agreement, dated as of June 30, 2008 but effective as of May 15, 2008, by and among the Borrower, the Lenders, the L/C Issuers, the Administrative Agent, the Syndication Agent and the Documentation Agent (as so amended and as may be further amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
     WHEREAS, the Borrower has advised the Administrative Agent, the L/C Issuers and the Lenders that it intends to undertake the following series of related transactions: (a) the transfer and assignment by Parker Drilling Company of all of its shares in DGH, Inc., a Texas corporation (“DGH”), directly or indirectly to PD Offshore Holdings CV (“CV1”), a Foreign Subsidiary, or PD Selective Holdings CV, a Foreign Subsidiary (“CV2”), (b) the transfer and assignment by the Borrower of all of its shares in Parker Drilling Company International Limited, a Nevada corporation (“PDCIL”), directly or indirectly to CV1 or CV2, (c) the transfer and assignment by Parker Drilling Company of all of its shares in Selective Drilling Corporation, an Oklahoma corporation (“Selective Drilling”), directly or indirectly to CV1 or CV2, (d) the transfer and assignment by Parker Drilling Company of all of its member interests in Universal Rig Service LLC, a Delaware limited liability company (“Universal”, and collectively with PDCIL, DGH and Selective Drilling, the “Reorganized Released Guarantors”), directly or indirectly to CV1 or CV2, and (e) the transfer and assignment by Parker-VSE, Inc. of all of its common shares and Class A shares in Parker Drilling Company Eastern Hemisphere, Ltd., an Oklahoma corporation (“Eastern Hemisphere” and collectively with the Reorganized Released Guarantors, the “Reorganized Subsidiaries”), directly or indirectly to CV1 or CV2 (such actions described in the foregoing clauses (a) through (e) with respect to any one Reorganized Subsidiary, a “Subsidiary Restructuring” and all such actions, collectively, the “Restructuring”);
     WHEREAS, the Borrower has further advised the Administrative Agent, the L/C Issuers and the Lenders that in accordance with Section 7.07 of the Credit Agreement, and as permitted by Sections 7.03(d)(ii) and 7.03(g) of the Credit Agreement, it intends to issue new senior notes in an aggregate principal amount of $300,000,000 (the “New Senior Notes”), the proceeds of which shall be used to refinance, via repurchase or redemption, the Senior Notes (as defined under the Credit Agreement in effect as of the date hereof) (all such actions, the “Senior Debt Refinancing”) and for other general corporate purposes permitted by the Credit Agreement;
     WHEREAS, the terms of the indenture in respect of the New Senior Notes proposed as of the date hereof (the “New Notes Indenture”) will not require certain Domestic Subsidiaries of the Borrower to guaranty the obligations of the Borrower under the New Notes Indenture;
     WHEREAS, the Borrower has requested that the Administrative Agent, the L/C Issuers and the Lenders evidence their consent to the Restructuring, make certain modifications to the Credit Agreement, release certain Guarantors and Collateral from being subject to the terms and provisions of the Subsidiary Guaranty and Collateral Documents and permit the Administrative Agent to enter into certain amendments and other modifications to other Loan Documents more particularly described below in order to permit the Borrower to effectuate the Restructuring and the Senior Debt Refinancing;
     WHEREAS, the undersigned Administrative Agent, the L/C Issuers and Lenders are willing to agree to such Restructuring and modifications to the Credit Agreement and permit such release of Guarantors and Collateral and such amendments, on the terms and conditions set forth herein; and
     WHEREAS, the parties hereto intend to consent to certain actions of the Borrower as required under the provisions of the Credit Agreement and amend certain provisions of the Credit Agreement as set forth herein.
     NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:
     SECTION 1. Definitions. Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.
     SECTION 2. Amendment of the Credit Agreement.
     (a) Section 1.01 of the Credit Agreement is amended by adding each of the following new definitions in the appropriate alphabetical order:
     “Alaskan Rigs” means, collectively, those two drilling rigs under construction as of January 1, 2010 by Parker Technology, Inc. in Vancouver, Washington to be owned and operated by the Borrower or one or more of its Subsidiaries in Alaska pursuant to the terms of the BP Contract.
     “BP Contract” means that certain Drilling Rig Master Services Contract, dated as of July 17, 2008, by and between Parker Drilling Arctic Operating, Inc. and BP Exploration (Alaska) Inc. with respect to utilization of new build arctic drilling and workover/completion rigs and other necessary equipment, materials, supplies and services to drill, workover and/or complete wells at the North Slope locations designated by BP Exploration (Alaska) Inc.

     (b) Section 1.01 of the Credit Agreement is further amending and restating each of the following definitions in their entirety with the following new definitions in lieu thereof:
          “Excluded Subsidiaries” means: (a) Parker Drilling Investment Company, an Oklahoma corporation, (b) PKD Sales Corporation, an Oklahoma corporation, (c) any Foreign Subsidiary, (d) any Domestic Subsidiary owned by any Foreign Subsidiary, and (e) any Domestic Subsidiary designated by the Borrower by written notice to the Administrative Agent as an “Excluded Subsidiary” and certified by a Responsible Officer of the Borrower to the Administrative Agent that (i) such Domestic Subsidiary has no material assets other than Equity Interests of one or more other Excluded Subsidiaries or (ii) substantially all of such Domestic Subsidiary’s revenues for the fiscal year most recently ended were generated (or, in the case of a newly-formed or acquired Subsidiary, are intended by the Borrower to be generated in the current fiscal year) from assets, including rigs and equipment, located outside of the United States (including located outside the territorial waters of the United States) and/or contracts performed primarily outside of the United States (including performed outside of the territorial waters of the United States); provided, that a Subsidiary shall cease to be an Excluded Subsidiary if (and for so long as) either (x) it provides a guaranty of the obligations under any Indenture, (y) ceases to satisfy the requirements set forth in clause (e)(i) or (ii) above, or (z) in the case of each of Parker Drilling Investment Company and PKD Sales Corporation, it ceases to be an “Unrestricted Subsidiary” under the Indentures.
          “Indentures” means the collective reference to the Convertible Notes Indenture and the Senior Notes Indenture, or as applicable, the indenture or other similar instrument then governing any Refinancing Debt incurred with respect to the Convertible Notes or Senior Notes, respectively.
          “Subsidiary Guarantors” means, collectively, (a) each Material Subsidiary of the Borrower other than any Excluded Subsidiary, (b) Quail USA, LLC, and (c) each Subsidiary, other than an Immaterial Subsidiary, that owns any interest in the Alaskan Rigs or in any agreement or other contract governing the construction, acquisition, operation or revenues arising from or in connection with the Alaskan Rigs.
          (c) Amendment of Section 6.12 of the Credit Agreement. Section 6.12 of the Credit Agreement is hereby amended by deleting the last sentence thereof and replacing it in its entirety with the following:
“Notwithstanding the foregoing, at any time, but no more than once during any fiscal year of the Borrower, the Administrative Agent may, and at the request of any Lender will, require an annual appraisal of the Borrowing Base Collateral at the Borrower’s expense with such appraisal to be prepared by a third-party collateral appraiser selected by the Administrative Agent in its sole reasonable discretion.”

     (d) Amendment of Section 9.10 of the Credit Agreement. Section 9.10 of the Credit Agreement is hereby amended by deleting clause (c) thereof and replacing it in its entirety with the following:
               “(c) to release any Subsidiary Guarantor from its obligations under the Subsidiary Guaranty and Collateral Documents (i) if such Person ceases to be a Subsidiary, (ii) in the case of each Subsidiary Guarantor that is a guarantor of obligations under any Indenture but would otherwise qualify as an “Excluded Subsidiary” at the time such Person became a Subsidiary Guarantor, if such Person ceases to be a guarantor of the obligations under any Indenture so that such Person qualifies as an “Excluded Subsidiary” or (iii) if such Subsidiary Guarantor is designated and certified as an “Excluded Subsidiary” in accordance with the requirements set forth in clause (e) of such definition after the date hereof, in each case (with respect to the foregoing clauses (i), (ii), and (iii)), as a result of a transaction permitted hereunder or otherwise in accordance with the terms hereof.”
     SECTION 3. Consent to Restructuring. The Administrative Agent, the L/C Issuers and the undersigned Lenders hereby consent and agree, to the extent such consent is required under the Credit Agreement, to the Restructuring; provided that within 30 days (or such later date as is acceptable to the Administrative Agent) after the consummation of (a) each Subsidiary Restructuring, the Borrower delivers to the Administrative Agent (i) notice from a Responsible Officer, in form and substance reasonably satisfactory to the Administrative Agent, of the consummation of such Subsidiary Restructuring and, if such Subsidiary Restructuring results in the consummation of the Restructuring, confirmation of the consummation of the Restructuring and (ii) true and correct copies of the documents and agreements evidencing or effectuating such Subsidiary Restructuring as described in the applicable clause in the second recital to this Amendment, and (b) the Restructuring, the Borrower delivers to the Administrative Agent a revised Schedule 5.14 to the Credit Agreement reflecting the consummation of the Restructuring. In furtherance of the foregoing, as of the Effective Date, the Administrative Agent, the L/C Issuers and the Lenders (the “Releasing Parties”) release and terminate, without recourse, representation or warranty of any kind, (A) all Guarantees, Liens, security interests, pledges, claims or encumbrances granted by the Reorganized Released Guarantors pursuant to the Subsidiary Guaranty, Security Agreement and each other Collateral Document executed and delivered prior to the Effective Date by such Reorganized Released Guarantor, (B) all obligations and liabilities of the Reorganized Released Guarantors to the Releasing Parties howsoever arising under the Loan Documents or otherwise and whether actual or contingent (other than those obligations and liabilities which expressly survive termination of such Loan Documents) and (C) all Liens against the Equity Interests of the Reorganized Subsidiaries granted to the favor of the Administrative Agent, for the benefit of the Secured Parties, pursuant to any Collateral Document shall be released and such Equity Interests shall cease to be Collateral under the Loan Documents. Each Secured Party that is a party hereto expressly authorizes and consents to the execution and delivery, and the further taking of action, by the Administrative Agent, at the Borrower’s sole cost and expense, of all additional Loan Documents, amendments or other modifications to existing Loan Documents and all such further actions as the Borrower may reasonably request or the Administrative Agent may deem reasonably necessary or advisable to terminate or amend any financing statements executed in connection with such Collateral Documents that relate to such terminations and releases, and to evidence or otherwise give effect to such release and termination under the Collateral Documents, including, without limitation, the return by the Administrative Agent of any certificates evidencing the Equity Interests in the Reorganized Subsidiaries in the possession or otherwise under the control of the Administrative Agent. As of the Effective Date, each Reorganized Released Guarantor shall thereafter cease to be (x) a “Grantor” under any Collateral Document; (y) a “Guarantor” or “Subsidiary Guarantor” and (z) a “Loan Party”, and shall be released from any obligation as a “Grantor”, “Guarantor”, “Subsidiary Guarantor” or “Loan Party” under any Loan Document executed and delivered prior to the Effective Date. As of the Effective Date, each Reorganized Subsidiary shall thereafter cease to be a “Pledged Interests Issuer” under the Security Agreement.
     SECTION 4. Additional Releases. The Administrative Agent, L/C Issuers and undersigned Lenders acknowledge and agree with the Borrower that as of the Effective Date, each of the Subsidiaries set forth in Schedule I hereto (the “Additional Released Guarantors”) shall each be designated an Excluded Subsidiary for purposes of the Credit Agreement and each other Loan Document. In furtherance of the foregoing, as of the Effective Date, the Releasing Parties release and terminate, without recourse, representation or warranty of any kind, (i) all Guarantees, Liens, security interests, pledges, claims or encumbrances granted by the Additional Released Guarantors pursuant to the Subsidiary Guaranty, Security Agreement and each other Collateral Document executed and delivered prior to the Effective Date by such Additional Released Guarantor, and (ii) all obligations and liabilities of the Additional Released Guarantors to the Releasing Parties howsoever arising under the Loan Documents or otherwise and whether actual or contingent (other than those obligations and liabilities which expressly survive termination of such Loan Documents). Each Secured Party that is a party hereto expressly authorizes and consents to the execution and delivery, and the further taking of action, by the Administrative Agent, at the Borrower’s sole cost and expense, of all additional Loan Documents, amendments or other modifications to existing Loan Documents and all such further actions as the Borrower may reasonably request or the Administrative Agent may deem reasonably necessary or advisable to terminate any financing statements executed in connection with such Collateral Documents that relate to such terminations and releases, and to evidence or otherwise give effect to such release and termination under the Collateral Documents. As of the Effective Date, each Additional Released Guarantor shall thereafter cease to be (x) a “Grantor” under any Collateral Document; (y) a “Guarantor” or “Subsidiary Guarantor” and (z) a “Loan Party”, and shall be released from any obligation as a “Grantor”, “Guarantor”, “Subsidiary Guarantor” or “Loan Party” under any Loan Document executed and delivered prior to the Effective Date.
     SECTION 5. Representations and Warranties, Etc. To induce the Lenders and L/C Issuers to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent, each L/C Issuer and the Lenders that as of the date hereof and as of the Effective Date:
     (a) each of the representations and warranties by the Loan Parties contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct in all material respects on and as of such earlier date;

     (b) the Subsidiaries listed on revised Schedule 5.14 attached hereto as Exhibit A constitute, or will constitute, all of the Subsidiaries of the Borrower as of the Effective Date. Revised Schedule 5.14 attached hereto sets forth as of the Effective Date the name and jurisdiction of incorporation and, in the case of each Loan Party, the U.S. taxpayer identification number of each such Subsidiary and, as to each, the percentage of each class of Equity Interest owned by each Loan Party. All of the outstanding Equity Interests in such Subsidiaries have been validly issued, and fully paid and non-assessable and, with respect to Equity Interests that are Collateral, are owned free and clear of all Liens except those created under the Collateral Documents. The Borrower has no Investments in any other corporation or entity other than those specifically disclosed in revised Schedule 5.14 attached hereto. Revised Schedule 5.14 as attached hereto identifies as of the Effective Date each Material Subsidiary, Immaterial Subsidiary and Excluded Subsidiary;
     (c) the execution, delivery and performance of this Amendment has been duly authorized by all requisite organizational action on the part of the Borrower and each other Loan Party;
     (d) the Credit Agreement and each other Loan Document constitute valid and legally binding agreements enforceable against each Loan Party that is a party thereto in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting creditors’ rights generally and by general principles of equity, regardless of whether considered in a proceeding in equity or at law; and
     (e) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.
     SECTION 6. Security Agreement Schedules. In furtherance of the releases and terminations set forth in Sections 3 and 4 of this Amendment, the parties hereto acknowledge and agree that as of the Effective Date, revised Schedules I and II to the Security Agreement as attached hereto as Exhibit B, which revised Schedules I and II reflect such releases and terminations, shall modify, replace and supersede in their entirety Schedules I and II to the Security Agreement in effect as of the date hereof.
     SECTION 7. Ratification. The Borrower and each other Loan Party (other than the Reorganized Released Guarantors and the Additional Released Guarantors) hereby ratifies and confirms, as of the Effective Date, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, as such covenants and agreements may be modified by this Amendment and the transactions contemplated thereby and (b) all of the Obligations under the Credit Agreement and the other Loan Documents. This Amendment is a Loan Document and an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.
     SECTION 8. Effectiveness. This Amendment shall become effective as of the date when all of the conditions set forth in this Section have been satisfied (such date, the “Effective

Date”); provided that Section 2(c) of this Amendment shall be made effective as of September 30, 2009 when the condition set forth in clause (a) of this Section has been satisfied.
     (a) The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Administrative Agent and the Required Lenders.
     (b) The Senior Debt Refinancing shall have been, or shall simultaneously be consummated.
     (c) The Borrower shall have delivered, or shall simultaneously deliver, a certificate of a Responsible Officer to the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent, certifying as to the consummation of the Senior Debt Refinancing and that (i) each of the Reorganized Released Guarantors and Additional Released Guarantors qualifies as an Excluded Subsidiary pursuant to the definition of Excluded Subsidiary as set forth in Section 2(b) of this Amendment and (ii) the consummation of all of the releases and terminations as consented to and permitted by Sections 3 and 4 of this Amendment shall not result in the release of substantially all of the Collateral nor in the release of substantially all of the value of the Subsidiary Guaranty.
     (d) The Administrative Agent shall have received (i) an amendment fee, to be paid to each Lender that executes this Amendment prior to 3:00 p.m., Central time, on January 15, 2010 (each, a “Consenting Lender”), in an amount equal to 0.125% times the sum of the aggregate Total Outstanding and unused Revolving Credit Commitments held by each Consenting Lender as of January 15, 2010, (ii) all reasonable out-of-pocket fees, costs and expenses incurred in connection with the negotiation, preparation, execution and delivery of this Amendment and related documents (including the fees, charges and disbursements of counsel to the Administrative Agent), and (iii) all other fees, costs and expenses due and payable pursuant to Section 10.04 of the Credit Agreement, in each case under either clause (ii) or (iii) above, to the extent then invoiced.
     SECTION 9. Governing Law; Severability; Integration. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. If any provision of this Amendment or any other Loan Document is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Amendment and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. This Amendment and the other Loan Documents constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

     SECTION 10. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original and all of which when taken together shall constitute a single document.
     SECTION 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns; provided, however, that (a) the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.06 of the Credit Agreement.
     SECTION 12. Miscellaneous. (a) On and after the effectiveness of this Amendment, each reference in each Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent or any other Secured Parties under any of the Loan Documents, nor constitute a waiver (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents and the parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the Credit Agreement or any other provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.
     SECTION 13. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES
[Remainder of Page Left Intentionally Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PARKER DRILLING COMPANY
By:	/s/ David W. Tucker
	Name:	David W. Tucker
	Title:	Treasurer and Assistant Secretary

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Shelley A. McGregor
	Name:	Shelley A. McGregor
	Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender and an L/C Issuer
By:	/s/ Shelley A. McGregor
	Name:	Shelley A. McGregor
	Title:	Senior Vice President

ABN AMRO BANK N.V., as Documentation Agent and a Lender
By:	/s/ Michiel van Schaardenburg
	Name:	Michiel van Schaardenburg
	Title:	Managing Director

By:	/s/ Michele Costello
	Name:	Michele Costello
	Title:	Director

TRUSTMARK NATIONAL BANK, as a Lender
By:	/s/ L. J. Pirenyi
	Name:	L. J. Prienyi
	Title:	Vice President

CATERPILLAR FINANCIAL SERVICES CORPORATION, as a Lender
By:	/s/ William K. Luetzow
	Name:	William K. Luetzow
	Title:	General Manager, Global Power Finance Americas Division

NATAXIS, as a Lender
By:	/s/ Timothy L. Polvado
	Name:	Timothy L. Polvado
	Title:	Senior Managing Director

By:	/s/ Carlos Quinteros
	Name:	Carlos Quinteros
	Title:	Director

WHITNEY NATIONAL BANK, as a Lender
By:	/s/ Paul W. Cole
	Name:	Paul W. Cole
	Title:	Vice President

WELLS FARGO BANK, N.A., as a Lender
By:	/s/ Corbin M. Womac
	Name:	Corbin M. Womac
	Title:	Assistant Vice President

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender
By:	/s/ Paul O’Leary
	Name:	Paul O’Leary
	Title:	Director

By:	/s/ Marcus M. Tarkington
	Name:	Marcus M. Tarkington
	Title:	Director

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Dale Wilson
	Name:	Dale Wilson
	Title:	Senior Vice President

By:	/s/ Bruce Robinson
	Name:	Bruce Robinson
	Title:	Vice President

NORTHRIM BANK, as a Lender
By:	/s/ Joseph M. Beedle
	Name:	Joseph M. Beedle
	Title:	President

ACKNOWLEDGED AND AGREED,

by each of the following as a Subsidiary Guarantor:

ANACHORETA, INC.,
     a Nevada corporation

PARDRlL, INC., an Oklahoma corporation

PARKER AVIATION, INC.,
     an Oklahoma corporation

PARKER DRILLING ARCTIC
     OPERATING, INC., a Delaware corporation

PARKER DRILLING COMPANY NORTH

AMERICA, INC., a Nevada corporation

PARKER DRILLING COMPANY OF NIGER,
     an Oklahoma corporation

PARKER DRILLING COMPANY OF
     OKLAHOMA, INCORPORATED, an Oklahoma corporation

PARKER DRILLING COMPANY OF SOUTH
     AMERICA, INC., an Oklahoma corporation

PARKER DRILLING OFFSHORE
     CORPORATION, a Nevada corporation

PARKER DRILLING OFFSHORE USA, L.L.C.,
     an Oklahoma limited liability company

PARKER NORTH AMERICA OPERATIONS,
     INC., a Nevada corporation

PARKER TECHNOLOGY, INC.
     an Oklahoma corporation

PARKER TECHNOLOGY, L.L.C.,
     a Louisiana limited liability company

PARKER TOOLS, LLC,
     an Oklahoma limited liability company

PARKER USA RESOURCES, LLC,
     an Oklahoma limited liability company

PARKER-VSE, INC., a Nevada corporation

QUAIL USA, LLC, an Oklahoma limited liability company

By:	/s/ David W. Tucker
	Name:	David W. Tucker
	Title:	Vice President and Treasurer

ACKNOWLEDGED AND AGREED, by each of the following as a Subsidiary Guarantor: PARKER DRILLING MANAGEMENT SERVICES, INC., a Nevada corporation
By:	/s/ David W. Tucker
	Name:	David W. Tucker
	Title:	President

PD MANAGEMENT RESOURCES, L.P., an Oklahoma limited partnership

By:	Parker Drilling Management Services, Inc., its General Partner

By:	/s/ David W. Tucker
	Name:	David W. Tucker
	Title:	President

QUAIL TOOLS, L.P., an Oklahoma limited partnership

By:	Quail USA, LLC, its General Partner

By:	/s/ David W. Tucker
	Name:	David W. Tucker
	Title:	Vice President and Treasurer

SCHEDULE I
Additional Released Guarantors
CHOCTAW INTERNATIONAL RIG CORP., a Nevada corporation
CREEK INTERNATIONAL RIG CORP., a Nevada corporation
PARKER DRILLING COMPANY INTERNATIONAL, LLC, a Delaware limited liability company
PARKER DRILLING EURASIA, INC., a Delaware corporation
PARKER DRILLING (KAZAKSTAN), LLC, a Delaware limited liability company
PARKER DRILLING PACIFIC RIM, INC, a Delaware corporation
PARKER DRILLSERV, LLC, a Delaware limited liability company
PARKER DRILLTECH, LLC, a Delaware limited liability company
PARKER INTEX, LLC, a Delaware limited liability company
PARKER RIGSOURCE, LLC, a Delaware limited liability company

EXHIBIT A
Revised Schedule 5.14 to Credit Agreement
[attached hereto]

EXHIBIT A
SCHEDULE 5.14
SUBSIDIARIES, AND
OTHER EQUITY INVESTMENTS

Part (A).	Subsidiaries.
(i)	Material Subsidiaries (Domestic)
Anachoreta, Inc.
Pardril Inc.
Parker Aviation, Inc.
Parker Drilling Arctic Operating, Inc.
Parker Drilling Company North America, Inc.
Parker Drilling Company of Niger
Parker Drilling Company of Oklahoma, Incorporated
Parker Drilling Company of South America, Inc.
Parker Drilling Management Services, Inc.
Parker Drilling Offshore Corporation
Parker Drilling Offshore USA, L.L.C.
Parker North America Operations, Inc.
Parker Technology, Inc.
Parker Technology, L.L.C.
Parker Tool, LLC
Parker USA Resources, LLC
Parker-VSE, Inc.
PD Management Resources, L.P.
Quail Tools, L.P.
Quail USA, LLC
(ii)	Immaterial Subsidiaries (Domestic)
Canadian Rig Leasing, Inc.

Indocorp of Oklahoma, Inc.

Parker Drilling Asia Pacific, LLC

Parker Drilling Company Limited LLC

Parker Drilling Company of Argentina, Inc.

Parker Drilling Company of Bolivia, Inc.

Parker Drilling Company of Mexico, LLC

Parker Enex, LLC

Parker Offshore Resources, L.P.

Parker USA Drilling Company
(iii)	Excluded Subsidiaries
Choctaw International Rig Corp.
Creek International Rig Corp.

DGH, Inc.
Parker 3source, LLC
Parker 5272, LLC
Parker Drillex, LLC
Parker Drilling Company Eastern Hemisphere, Ltd.
Parker Drilling Company International Ltd.
Parker Drilling Company International, LLC
Parker Drilling Eurasia, Inc.
Parker Drilling Pacific Rim, Inc.
Parker Drilling Company of New Guinea, LLC
Parker Drilling Company of Singapore, LLC
Parker Drilling Investment Company
Parker Drilling (Kazakhstan), LLC
Parker Drillserv, LLC
Parker Drillsource, LLC
Parker Drilltech, LLC
Parker Intex, LLC
Parker Rigsource, LLC
PKD Sales Corporation
Selective Drilling Corporation
Universal Rig Service LLC
All Foreign Subsidiaries

Part (b).	Other Equity Investments (including Foreign Subsidiaries).

	Jurisdiction		%
	of		Ownership
Subsidiary	Formation	Owner	Interest
Anachoreta, Inc.	Nevada	Parker Drilling Company	100%

AralParker CJSC	Kazakhstan	Parker Drilling (Kazakhstan), LLC	100%

Canadian Rig Leasing, Inc.	Oklahoma	Parker Drilling Company	100%

Casuarina Ltd.	Bermuda	Parker Drilling Company	100%

Choctaw International Rig Corp.	Nevada	Parker Drilling Company International Limited	100%

Creek International Rig Corp.	Nevada	Parker Drilling Company International Limited	100%

DGH, Inc.	Texas	Parker Drilling Company	100%

Indocorp of Oklahoma, Inc.	Oklahoma	Parker Drilling Company	100%

KDN Drilling Limited	Nigeria	Parker Drilling Offshore International, Inc.	100%

Mallard Argentine Holdings, Ltd.	Cayman Islands	Parker Drilling Offshore Corporation	100%

Mallard Drilling of South America, Inc.	Cayman Islands	Parker Drilling Offshore Corporation	100%

	Jurisdiction		%
	of		Ownership
Subsidiary	Formation	Owner	Interest
Mallard Drilling of Venezuela, Inc.	Cayman Islands	Parker Drilling Offshore Corporation	100%

Pardril, Inc.	Oklahoma	Parker Drilling Company	100%

Parker 3source, LLC	Delaware	PD Offshore Holdings CV	100%

Parker 5272, LLC	Delaware	PD International Holdings CV	100%

Parker Aviation, Inc.	Oklahoma	Parker Drilling Company	100%

Parker Central Europe Rig Holdings Limited Liability Company	Hungary	Parker Drilling (Kazakhstan), LLC	100%

Parker Cyprus Leasing Limited	Cyprus	PD Dutch Holdings CV	100%

Parker Cyprus Ventures Limited	Cyprus	PD Selective Holdings CV	100%

Parker Drillex, LLC	Delaware	PD Selective Holdings CV	100%

Parker Drilling Arctic Operating Inc.	Delaware	Parker Drilling Company	100%

Parker Drilling Asia Pacific, LLC	Delaware	Parker Drilling Company	100%

Parker Drilling AME Limited	Cayman Islands	PD Selective Holdings CV	100%

Parker Drilling Company (Bolivia) S.A.	Bolivia	Parker Drilling Company	100%

Parker Drilling Company Eastern Hemisphere, Ltd.	Oklahoma	Parker VSE, Inc.	93%

		Parker Drilling Company Limited (Bahamas)	7%

Parker Drilling Company International LLC	Delaware	PD Dutch Holdings CV	100%

Parker Drilling Company International Limited	Nevada	Parker Drilling Company	100%

Parker Drilling Company Kuwait Limited	Bahamas	PD Selective Holdings CV	99%

Parker Drilling Company Limited (Bahamas)	Bahamas	Parker VSE, Inc.	100%

Parker Drilling Company Limited LLC	Delaware	Parker Drilling Company	100%

Parker Drilling Company North America, Inc.	Nevada	Parker North America Operations, Inc.	100%

Parker Drilling Company of Argentina, Inc.	Nevada	Parker Drilling Company International Limited	100%

Parker Drilling Company of Bolivia, Inc.	Oklahoma	Parker Drilling Company	100%

Parker Drilling Company of Mexico, LLC	Nevada	Parker Drilling Offshore USA, L.L.C.	100%

Parker Drilling Company of New Guinea, LLC	Delaware	PD Selective Holdings CV	100%

Parker Drilling Company of New Zealand	New Zealand	PD Dutch Holdings CV	100%

Parker Drilling Company of Niger	Oklahoma	Parker Drilling Company	100%

Parker Drilling Company of Oklahoma, Incorporated	Oklahoma	Parker Drilling Company	100%

	Jurisdiction		%
	of		Ownership
Subsidiary	Formation	Owner	Interest
Parker Drilling Company of Sakhalin	Russia	PD Selective Holdings CV	100%

Parker Drilling Company of Singapore, LLC	Delaware	PD Selective Holdings CV	100%

Parker Drilling Company of South America, Inc.	Oklahoma	Parker Drilling Company	100%

Parker Drilling de Mexico, S. de R.L. de C.V.	Mexico	Parker Drilling Offshore Corporation	2%

		Parker Drilling Offshore USA, L.L.C.	98%

Parker Drilling Dutch BV	Netherlands	PD Dutch Holdings CV	100%

Parker Drilling Eurasia, Inc.	Delaware	Parker Drilling Offshore Corporation	35.22%

		Parker Drilling Company International Limited	64.78%

Parker Drilling International BV	Netherlands	Parker Drilling Netherlands BV	100%

Parker Drilling International of New Zealand Limited	New Zealand	PD Dutch Holdings CV	100%

Parker Drilling Investment Company	Oklahoma	Parker Drilling Company	100%

Parker Drilling (Kazakhstan), LLC	Delaware	PD Dutch Holdings CV	100%

Parker Drilling Kazakhstan BV	Netherlands	Parker Drilling Netherlands BV	100%

Parker Drilling Management Services, Inc.	Nevada	Parker Drilling Company	100%

Parker Drilling (Nigeria), Limited	Nigeria	Parker Drilling Offshore International, Inc.	100%

Parker Drilling Netherlands BV	Netherlands	PD Selective Holdings CV	100%

Parker Drilling Offshore BV	Netherlands	Parker Drilling Dutch BV	100%

Parker Drilling Offshore Corporation	Nevada	Parker North America Operations, Inc.	100%

Parker Drilling Offshore International, Inc.	Cayman Islands	Parker Drilling Offshore Corporation	100%

Parker Drilling Offshore USA, L.L.C.	Oklahoma	Parker Drilling Offshore Corporation	100%

Parker Drilling Overseas BV	Netherlands	Parker Drilling Netherlands BV	100%

Parker Drilling Pacific Rim, Inc.	Delaware	Parker Drilling Offshore Corporation	26%

		Parker Drilling Company International Limited	74%

Parker Drilling Russia BV	Netherlands	Parker Drilling Netherlands BV	100%

Parker Drilling Spain Rig Services, S.L.	Spain	Parker Hungary Rig Holdings LLC	100%

Parker Drilling Tengiz, Ltd.	Kazakhstan	Parker Drilling Company	99%

Parker Drillserv, LLC	Delaware	Parker Drilling Eurasia, Inc.	100%

	Jurisdiction		%
	of		Ownership
Subsidiary	Formation	Owner	Interest
Parker Drillsource, LLC	Delaware	PD Selective Holdings CV	100%

Parker Drilltech, LLC	Delaware	Parker Drilling Eurasia, Inc.	100%

Parker Enex, LLC	Delaware	Parker Drilling Offshore USA L.L.C.	100%

Parker Hungary Rig Holdings LLC	Hungary	Parker Drillsource, LLC	100%

Parker Intex, LLC	Delaware	Parker Drilling Company	100%

Parker North America Operations, Inc.	Nevada	Parker Drilling Company	100%

Parker Offshore Resources, L.P.	Oklahoma	General partner: Parker Drilling Management Services, Inc.	1%

		Limited partner: Parker USA Resources, LLC	99%

Parker Rigsource, LLC	Delaware	Parker Drilling Pacific Rim, Inc.	100%

Parker SMNG Drilling LLC	Russia	Parker Drilling Company International, LLC	50%

Parker Technology, Inc.	Oklahoma	Parker Drilling Company	100%

Parker Technology, L.L.C.	Louisiana	Parker Drilling Offshore Corporation	100%

Parker Tools, LLC	Oklahoma	Parker Drilling Offshore Corporation	100%

Parker USA Drilling Company	Nevada	Parker North America Operations, Inc.	100%

Parker USA Resources, LLC	Oklahoma	Parker Drilling Management Services, Inc.	100%

Parker VSE, Inc.	Nevada	Parker Drilling Company	100%

PD Dutch Holdings CV	Netherlands	PD International Holdings CV	99.96%
		Parker 5272, LLC	.04%

PD International Holdings CV	Netherlands	Parker Drilling Company	.04%
		Parker Drilling Pacific Rim, Inc.	99.88%
		Parker Intex, LLC	.04%
		Parker Rigsource, LLC	04%

PD Labor Sourcing, Ltd.	Cayman Islands	PD Selective Holdings CV	100%

PD Management Resources, L.P.	Oklahoma	General partner: Parker Drilling Management Services, Inc.	1%

		Limited partner: Parker USA Resources, LLC	99%

PD Offshore Holdings CV	Netherlands	Parker Drilling Eurasia, Inc.	99.96%
		Parker Drillserv, LLC	0.02%
		Parker Drilltech, LLC	0.02%

	Jurisdiction		%
	of		Ownership
Subsidiary	Formation	Owner	Interest
PD Personnel Services, Ltd.	Cayman Islands	PD Selective Holdings CV	100%

PD Selective Holdings CV	Netherlands	PD Offshore Holdings CV Parker 3source. LLC	99.97% 0.03%

PD Servicios Integrales, S. de R.L. de C.V.	Mexico	Parker Drilling Offshore Corporation	98%

		Parker Drilling Offshore USA, L.L.C.	2%

PKD Sales Corporation	Oklahoma	Parker Drilling Company	100%

Quail Tools, L.P.	Oklahoma	General partner: Quail USA, LLC	1%

		Limited partner: Parker Tools, LLC	99%

Quail USA, LLC	Oklahoma	Parker Drilling Offshore Corporation	100%

SaiPar Drilling Company BV	Netherlands	Parker Drilling Dutch BV	50%

Selective Drilling Corporation	Oklahoma	Parker Drilling Company	100%

Universal Rig Service LLC	Delaware	Parker Drilling Company	100%

Part (c).	[INTENTIONALLY OMITTED]

OUTSTANDING SUBSCRIPTIONS, OPTIONS, WARRANTS, CALLS, RIGHTS, OR OTHER AGREEMENTS OR COMMITMENTS
Those entered into in connection with the Convertible Notes pursuant to the following agreements (collectively, the “High Strikes Agreements”):
1. Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Bank of America, N.A.
2. Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.
3. Confirmation of Convertible Bond Hedge Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.
4. Confirmation of Issuer Warrant Transaction dated as of June 28, 2007, by and between Parker Drilling Company and Bank of America, N.A.
5. Amendment to Confirmation of Issuer Warrant Transaction, dated as of June 29, 2007, by and between Parker Drilling Company and Bank of America, N.A.
6. Confirmation of Issuer Warrant Transaction, dated as of June 28, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.
7. Amendment to Confirmation of Issuer Warrant Transaction, dated as of June 29, 2007, by and between Parker Drilling Company and Deutsche Bank AG, London Branch.
8. Confirmation of Issuer Warrant Transaction dated as of June 28, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc.
9. Amendment to Confirmation of Issuer Warrant Transaction, dated as of June 29, 2007, by and between Parker Drilling Company and Lehman Brothers OTC Derivatives Inc. together with all instruments and other agreements entered into by the Borrower or its Subsidiaries in connection therewith, as the same may be amended, supplemented or otherwise modified from time to time.

EXHIBIT B
Revised Schedules I and II to Security Agreement
[attached hereto]

EXHIBIT B
LOAN PARTY

Jurisdiction
of
Loan Party	Organization
Parker Drilling Company	Delaware

Anachoreta, Inc.	Nevada

Pardril, Inc.	Oklahoma

Parker Aviation Inc.	Oklahoma

Parker Drilling Arctic Operating, Inc.	Delaware

Parker Drilling Company North America, Inc.	Nevada

Parker Drilling Company of Niger	Oklahoma

Parker Drilling Company of Oklahoma, Incorporated	Oklahoma

Parker Drilling Company of South America, Inc.	Oklahoma

Parker Drilling Management Services, Inc.	Nevada

Parker Drilling Offshore Corporation	Nevada

Parker Drilling Offshore USA, L.L.C.	Oklahoma

Parker North America Operations, Inc.	Nevada

Parker Technology, Inc.	Oklahoma

Parker Technology, L.L.C.	Louisiana

Parker Tools, LLC	Oklahoma

Parker USA Resources, LLC	Oklahoma

Parker VSE, Inc.	Nevada

PD Management Resources, L.P.	Oklahoma

Quail Tools, L.P.	Oklahoma

Quail USA, LLC	Oklahoma

Item B.	Merger or other corporate reorganization.

None within previous four months

Item D.	[INTENTIONALLY OMITTED]

Item D.	[INTENTIONALLY OMITTED]

Item E.	Commercial Tort Claims.

None.

Item F.	[INTENTIONALLY OMITTED]

Item F.	[INTENTIONALLY OMITTED]

Item D.	[INTENTIONALLY OMITTED]

EXHIBIT B
SCHEDULE I
To Security Agreement

			% of Equity
	Certificate	Number of	Interests
Pledged Interest Issuer	No.	Equity Interests	Pledged	Grantor
Anachoreta, Inc.	8	500	100%	Parker Drilling Company

Canadian Rig Leasing, Inc.	2	500	100%	Parker Drilling Company

Indocorp of Oklahoma, Inc.	1	500	100%	Parker Drilling Company

Pardril, Inc.	1	5	100%	Parker Drilling Company

Parker Aviation, Inc.	1	500	100%	Parker Drilling Company

Parker Drilling Arctic Operating, Inc.	1	1,000	100%	Parker Drilling Company

Parker Drilling Asia Pacific, LLC	N/A	100%	100%	Parker Drilling Company
		Membership
		Interest

Parker Drilling Company Limited	4	3,250 common	65%	Parker-VSE, Inc.
		shares

Parker Drilling Company North America, Inc.	12	1,500	100%	Parker North America Operations, Inc.

Parker Drilling Company of Bolivia, Inc.	1	500	100%	Parker Drilling Company

Parker Drilling Company of Mexico, LLC	N/A	100%	100%	Parker Drilling Offshore USA, L.L.C.
		Membership
		Interest

Parker Drilling Company of Niger	3	500	100%	Parker Drilling Company

Parker Drilling Company of Oklahoma, Incorporated	1	5	100%	Parker Drilling Company

EXHIBIT B

			% of Equity
	Certificate	Number of	Interests
Pledged Interest Issuer	No.	Equity Interests	Pledged	Grantor
Parker Drilling Company of South	1	5	100%	Parker Drilling Company

America, Inc.	2	45	100%	Parker Drilling Company

	3	10	100%	Parker Drilling Company

Parker Drilling Eurasia, Inc.	14	277,350	100%	Parker Drilling Offshore Corporation

Parker Drilling Investment Company	2	500	100%	Parker Drilling Company

Parker Drilling Management Services, Inc.	2	1,000	100%	Parker Drilling Company

Parker Drilling Offshore Corporation	11	1,000	100%	Parker North America Operations, Inc.

Parker Drilling Offshore USA,	3	99	100%	Parker Drilling Offshore Corporation

L.L.C.	4	1	100%	Parker Drilling Offshore Corporation

Parker Drilling Pacific Rim, Inc.	9	63,600	100%	Parker Drilling Offshore Corporation

Parker Enex, LLC	1	1,000	100%	Parker Drilling Offshore USA, L.L.C.

Parker Intex, LLC	1	1,000	100%	Parker Drilling Company

Parker North America Operations, Inc.	1	1,000	100%	Parker Drilling Company

Parker Offshore Resources, L.P.	N/A	1% Partnership Interest	100%	GP: Parker Drilling Management Services, Inc.

	N/A	99% Partnership	100%	LP: Parker USA Resources, LLC
		Interest

Parker Technology, Inc.	1	500	100%	Parker Drilling Company

Parker Technology, L.L.C.	2	1 Unit	100%	Parker Drilling Offshore Corporation
	6	99 Units	100%	Parker Drilling Offshore Corporation

Parker Tools, LLC	N/A	100% Membership Interest	100%	Parker Drilling Offshore Corporation

Parker USA Drilling Company	5	1,000	100%	Parker North America Operations, Inc.

EXHIBIT B

			% of Equity
	Certificate	Number of	Interests
Pledged Interest Issuer	No.	Equity Interests	Pledged	Grantor
Parker USA Resources, LLC	N/A	100% Membership Interest	100%	Parker Drilling Management Services, Inc.

PD Management Resources, L.P.	N/A	1% Partnership Interest	100%	GP: Parker Drilling Management Services, Inc.

	N/A	99% Partnership	100%	LP: Parker USA Resources, LLC
		Interest

PKD Sales Corporation	1	500	100%	Parker Drilling Company

Quail Tools, L.P.	N/A	1% Partnership	100%	GP: Quail USA, LLC
		Interest

	N/A	99% Partnership	100%	LP: Parker Tools, LLC
		Interest

Quail USA, LLC	N/A	100% Membership Interest	100%	Parker Drilling Offshore Corporation

Casuarina Ltd.	34	78,000	100%	Parker Drilling Company

Parker Drilling Company (Bolivia) S.A.	17	798,382	100%	Parker Drilling Company

Parker Drilling Tengiz, Ltd.	3	390	100%	Parker Drilling Company

Mallard Drilling of South America, Inc.	7	65	100%	Parker Drilling Offshore Corporation

Mallard Argentine Holdings, Ltd.	3	1	100%	Parker Drilling Offshore Corporation

	5	1	100%	Parker Drilling Offshore Corporation

Mallard Drilling of Venezuela, Inc.	2	1	100%	Parker Drilling Offshore Corporation

	4	1	100%	Parker Drilling Offshore Corporation

Parker Drilling Offshore International, Inc.	8	65	100%	Parker Drilling Offshore Corporation

Parker Drilling de Mexico, S. de R.L. de C.V.	N/A	2%	65%	Parker Drilling Offshore Corporation

	N/A	98%	65%	Parker Drilling Offshore USA, L.L.C.

PD Servicios Integrales, S. de R.L.	N/A	98%	65%	Parker Drilling Offshore Corporation

EXHIBIT B

			% of Equity
	Certificate	Number of	Interests
Pledged Interest Issuer	No.	Equity Interests	Pledged	Grantor
de C.V.	N/A	2%	65%	Parker Drilling Offshore USA, L.L.C.

PD International Holdings CV	N/A	.04%	65%	Parker Drilling Company

Parker-VSE, Inc.	1	1,000	100%	Parker Drilling Company

Parker Drilling Company Limited LLC	1	1,000	100%	Parker Drilling Company